UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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American Acquisition Opportunity Inc.
(Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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American Acquisition Opportunity Inc.

12115 Visionary Way

Fishers, Indiana 46038

TO THE STOCKHOLDERS OF AMERICAN ACQUISITION OPPORTUNITY INC.:

You are cordially invited to attend a special meeting (the “ special meeting”) of stockholders of American Acquisition Opportunity Inc. (the “ Company,” “we,” “us” or “our”), to be held at 10:00 a.m., Eastern Time, on October 31, 2023. The special meeting will be held virtually, at https://www.cstproxy.com/amao/__________.

Stockholders that wish to listen to the special meeting via teleconference, but will not be able to participate in the special meeting or vote, may use the following teleconference dial-in numbers:

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: _______________________________#

At the special meeting, the stockholders will consider and vote upon the following proposals:

1.

Proposal No. 1 - The Extension Amendment Proposal - To amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to extend the date by which the Company must consummate a Business Combination (as defined below) from October 31, 2023 to December 31, 2023 (the “Extended Date”).

2.

Proposal No. 2 - The Trust Amendment Proposal - To amend (the “Trust Amendment” and together with the Extension Amendment, the Extensions” ) the Investment Management Trust Agreement, dated March 17, 2021 and amended on March 21, 2022, September 22, 2022, March 21, 2023 and September 18, 2023, by and between Continental Stock Transfer & Trust Company and the Company (the “Trust Agreement”) to extend the liquidation date from October 31, 2023 to the Extended Date.

3.

Proposal No. 3 - The Adjournment Proposal - To approve one or more adjournments of the special meeting, if necessary, to permit the further solicitation of additional proxies in the event there are not sufficient votes present at the special meeting virtually or by proxy, or at any adjournment or postponement of that meeting, to approve and adopt the other proposals being considered at the special meeting.

Each of Proposals 1-2 is cross-conditioned on the approval of each other. Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully. The Board of Directors has approved each of these Proposals and believes they are in the best interests of stockholders. THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL OF THE PROPOSALS.

On June 28, 2022, the Company entered into an agreement and plan of merger (the “Business Combination Agreement”) by and among the Company, Royalty Management Corporation, an Indiana corporation (“RMC”) and Royalty Merger Sub Inc., an Indiana corporation and a wholly owned subsidiary of the Company (“Merger Sub”). Pursuant to the Business Combination Agreement, a business combination between the Company and RMC will be effected through the merger of Merger Sub with and into RMC, with RMC surviving the merger as a wholly owned subsidiary of the Company (the “Business Combination”).

The Board of Directors of the Company (the “Board”) has approved each of these Proposals to help facilitate the completion of the Business Combination. Stockholders will have the opportunity to vote on the Business Combination Agreement at a later date. Under the Company’s charter, an initial business combination must be completed by October 31, 2023. While the Board believes the Business Combination will be completed in the fourth quarter of 2023, it cannot be sure it will be completed by October 31, 2023. The purpose of the Extension is to provide the Company more time to complete the Business Combination, which the Board believes is in the best interests of our stockholders.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that more time is necessary to effectuate the Extension.

In connection with Proposals 1 and 2, if approved by the requisite vote of stockholders, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares (the “Election”).

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If Proposals 1-2 are approved by the requisite vote of stockholders, the remaining holders of public shares that do not make the Election will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a Business Combination. In addition, public stockholders who vote for Proposals 1-3 and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.

Based upon the trust account balance as of ____________________, 2023 of $___________, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $_____ at the time of the special meeting. The closing price of the Company’s common stock on ___________, 2023, was $_______. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Proposals are not approved by October 31, 2023, as contemplated by our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

The affirmative vote of 65% of the Company’s outstanding common stock will be required to approve each of Proposals 1-2. Approval of the Adjournment Proposal requires the affirmative vote of at least the majority of the votes cast by the stockholders present or represented by proxy and entitled to vote on the matter at the special meeting, voting as a single class. Our sponsor, directors and executive officers own 2,726,500 shares of common stock and have agreed with the Company to vote those shares in favor of each of the Proposals.

Our Board has fixed the close of business on October ___, 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. As of the record date, there are __________ outstanding shares of common stock, consisting of __________ shares of our Class A common stock and 2,726,500 shares of our Class B common stock.. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting. Only holders of record of the Company’s common stock on the record date are entitled to have their votes counted at the special meeting or any adjournment thereof.

You are not being asked to vote on the Business Combination at this time.

After careful consideration of all relevant factors, our Board has determined that the proposals are advisable and recommends that you vote or give instruction to vote “FOR” the proposals.

Enclosed is the proxy statement containing detailed information concerning the proposals and the special meeting. Whether or not you plan to attend the special meeting, the Company urges you to read this material carefully and vote your shares.

I look forward to seeing you at the special meeting.

October 21__________, 2023	By Order of the Board of Directors,

/s/ Mark C. Jensen
Mark C. Jensen
Chief Executive Officer

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Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote virtually at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against Proposals 1-2.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on October 31, 2023: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/amao/__________.

TO EXERCISE YOUR REDEMPTION RIGHTS: (1) IF YOU HOLD SHARES OF COMMON STOCK THROUGH UNITS, YOU MUST ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) YOU MUST SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. ON OCTOBER 27, 2023, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, AND (3) DELIVER YOUR SHARES OF COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

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American Acquisition Opportunity Inc.

12115 Visionary Way

Fishers, Indiana 46038

NOTICE OF

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON

OCTOBER 31, 2023

A special meeting of stockholders (the “special meeting”) of American Acquisition Opportunity Inc. (the “ Company,” “we,” “us” or “our”), to be held at 10:00 a.m., Eastern Time, on October 31, 2023. The special meeting will be held virtually, at https://www.cstproxy.com/amao/__________.

Stockholders that wish to listen to the special meeting via teleconference, but will not be able to participate in the special meeting or vote, may use the following teleconference dial-in numbers:

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: ______________________#

At the special meeting, the stockholders will consider and vote upon the following proposals:

1.

Proposal No. 1 - The Extension Amendment Proposal - To amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to extend the date by which the Company must consummate a Business Combination (as defined below) from October 31, 2023 to December 31, 2023, (the “Extended Date”).

2.

Proposal No. 2 - The Trust Amendment Proposal - To amend (the “Trust Amendment” and together with the Extension Amendment, the Extensions”) the Investment Management Trust Agreement, dated March 17, 2021 and amended on March 21, 2022, September 22, 2022, March 21, 2023 and September 18, 2023, by and between Continental Stock Transfer & Trust Company and the Company (the “Trust Agreement”) to extend the liquidation date from October 31, 2023 to the Extended Date.

3.

Proposal No. 3- The Adjournment Proposal - To approve one or more adjournments of the special meeting, if necessary, to permit the further solicitation of additional proxies in the event there are not sufficient votes present at the special meeting virtually or by proxy, or at any adjournment or postponement of that meeting, to approve and adopt the Extension Amendment and the Trust Amendment.

Each of Proposals 1 and2 is cross-conditioned on the approval of each other. Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully. The Board of Directors has approved each of these Proposals and believes they are in the best interests of stockholders. THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL OF THE PROPOSALS.

This proxy statement is dated __________, 2023, and is first being mailed to stockholders on or about __________, 2023.

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American Acquisition Opportunity Inc.

12115 Visionary Way

Fishers, Indiana 46038

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

American Acquisition Opportunity Inc., (the “Company,” “Vickers,” “we,” “us” or “our”), a Delaware corporation, is providing this proxy statement in connection with the solicitation by the Company’s Board of Directors of proxies to be voted at the Special Meeting of Stockholders to be held at 10:00 a.m. ET on October 31, 2023. The Special Meeting will be held virtually, via webcast, at https://www.cstproxy.com/amao/__________.

Stockholders that wish to listen to the special meeting via teleconference, but will not be able to participate in the special meeting or vote, may use the following teleconference dial-in numbers:

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: ______________________#

The Special Meeting will be held for the purpose of considering and voting upon the following proposals:

1.

Proposal No. 1 - The Extension Amendment Proposal - To amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to extend the date by which the Company must consummate a Business Combination (as defined below) from October 31, 2023 to December 31, 2023 (the “Extended Date”).

2.

Proposal No. 2 - The Trust Amendment Proposal - To amend (the “Trust Amendment” and together with the Extension Amendment, the Extensions”) the Investment Management Trust Agreement, dated March 17, 2021 and amended on March 21, 2022, September 22, 2022 and March 1, 2023, by and between Continental Stock Transfer & Trust Company and the Company (the “Trust Agreement”) to extend the liquidation date from October 31, 2023 to the Extended Date.

3.

Proposal No. 3 - The Adjournment Proposal - To approve one or more adjournments of the special meeting, if necessary, to permit the further solicitation of additional proxies in the event there are not sufficient votes present at the special meeting virtually or by proxy, or at any adjournment or postponement of that meeting, to approve and adopt the Extension Amendment and the Trust Amendment.

Background

The Company completed its initial public offering (“IPO”) on March 22, 2021. The Company’s IPO prospectus and charter initially provided that the Company had until March 22, 2022 (12 months after the consummation of the IPO) to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses (a “Business Combination”). On March 21, 2022, stockholders of the Company approved an amendment to the Company’s charter to extend the period of time in which to complete a Business Combination to September 22, 2022 and on September 22, 2022, stockholders of the Company approved a further amendment to extend the period of time in which to complete an initial business combination to March 22, 2023. On March 21, 2023, stockholders approved a further extension to September 22, 2023 and on September 18, 2023, stockholders approved a further extension to October 31, 2023. In connection with these extensions, stockholders of the Company holding ___________ shares elected to redeem their shares leaving __________ public shares outstanding.

On June 28, 2022, the Company entered into an agreement and plan of merger (the “Business Combination Agreement”) by and among the Company, Royalty Management Corporation, an Indiana corporation (“RMC”) and Royalty Merger Sub Inc., an Indiana corporation and a wholly owned subsidiary of the Company (“Merger Sub”). Pursuant to the Business Combination Agreement, a business combination between the Company and RMC will be effected through the merger of Merger Sub with and into RMC, with RMC surviving the merger as a wholly owned subsidiary of the Company (the “Business Combination”).

The Board of Directors of the Company (the “Board”) currently believes that there may not be sufficient time before October 31, 2023, to complete the Business Combination. As such, the purpose of Proposals 1 and 2 are to provide for an extension of the time period to complete the Business Combination, which the Board believes is in the best interests of our stockholders.

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Redemption Rights

In accordance with the charter, stockholders of the Company are entitled to exercise redemption rights in connection with Proposal 1. If Proposal 1 is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with a later vote regarding the approval of the Business Combination. In addition, public stockholders who vote for Proposals 1 and 2 and do not seek to have their shares redeemed would still be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.

Based on the balance in the trust account as of __________, 2023, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $_____. The closing price of the Company’s common stock on _______, 2023, was $_______. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Proposals are not approved by October 31, 2023, as contemplated by our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest not previously released to the Corporation to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

Voting Rights; Vote Required

Our Board has fixed the close of business on October ___, 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

The affirmative vote of 65% of the Company’s outstanding common stock will be required to approve each of Proposals 1 and 2.

Approval of the Adjournment Proposal requires the affirmative vote of at least the majority of the votes cast by the stockholders present or represented by proxy and entitled to vote on the matter at the special meeting, voting as a single class.

The Sponsor, officers, and directors have waived their rights to liquidating distributions from the trust account with respect to their shares of common stock, including those included in our units issued to such initial stockholders, acquired directly from the Company and warrants issued to the Sponsor. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event the Company winds up.

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Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.10 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.10 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “ Securities Act”). However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor’s only assets are securities of the Company. Therefore, there is no assurance that our Sponsor will be able to satisfy its obligations. The Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than $10.10, plus interest, due to unforeseen claims of potential creditors.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires the Company to adopt a plan, based on facts known to the Company at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against the Company within the subsequent ten years. However, because the Company is a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If Proposals 1 and 2 are approved, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a Business Combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any Business Combination through the Extended Date if the Extensions are approved.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

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FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, without limitation, statements about:

•	our ability to complete a Business Combination;
•	the anticipated benefits of a Business Combination;
•

our executive officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving a Business Combination, as a result of which they would then receive expense reimbursements or other benefits;

•	our potential ability to obtain additional financing, if needed, to complete a Business Combination;
•	our public securities’ potential liquidity and trading;
•	the use of proceeds not held in the trust account (as described herein) or available to us from interest income on the trust account balance; and
•	our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

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 QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting. The Company is a blank check company formed in January 2021 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In March 2021, the Company consummated its IPO from which it derived net proceeds of approximately $106,000,000. Like most blank check companies, our charter provided for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before a certain date. In our case, such date was initially set at March 22, 2022. In March 2022, stockholders approved an amendment to the charter extending the deadline to September 22, 2022 and in September 2022, stockholders approved a further amendment to the charter to extend the deadline to March 22, 2023. In March 2023, stockholders approved an extension to September 22, 2023 and on September 18, 2023, stockholders approved  a further extension to October 31, 2023. In connection with the approval of these extensions, _________ of the outstanding public shares exercised redemption rights.

While the Company has entered into the Business Combination Agreement with RMC, our Board believes that the Business Combination may not be completed by October 31, 2023. The Company is therefore seeking a further extension of the deadline to December 31, 2023.

What is being voted on?

You are being asked to vote on the following proposals:

1.	To amend our charter to extend the date by which the Company must consummate a Business Combination from October 31, 2023 to December 31, 2023.

2.	To amend the Trust Agreement to extend the liquidation date from October 31, 2023 to December 31, 2023.

3.

To approve one or more adjournments of the special meeting, if necessary, to permit the further solicitation of additional proxies in the event there are not sufficient votes present at the special meeting virtually or by proxy, or at any adjournment or postponement of that meeting, to approve any of Proposals 1-2.

What is the purpose of the Proposals?

The purpose of the Proposals is to provide the Company with sufficient time to complete the Business Combination and to facilitate the consummation of the Business Combination. Stockholders are not being asked to approve the Business Combination at this time. The Company intends to hold another stockholders meeting prior to the Extended Date in order to seek stockholder approval of the Business Combination. Each of the Proposals 1-2 is cross-conditioned on the approval of each other.

If the Extensions are implemented, such approval will constitute consent for the Company to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a Business Combination on or before the Extended Date.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account if the Extensions are approved and the amount remaining in the trust account may be only a fraction of the approximately $___________ (including interest but less the funds used to pay taxes) that was in the trust account as of __________, 2023, which could impact the Company’s ability to consummate a Business Combination.

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If the Extension Amendment Proposal or the Trust Amendment Proposal are not approved by October 31, 2023, as contemplated by our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

The Sponsor and the initial stockholders have waived their rights to liquidating distributions from the trust account with respect to their shares of common stock, including those included in our units issued to such initial stockholders, acquired directly from the Company (but not including shares acquired in the open market) (the “Private Shares”). As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event the Company winds up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account.

Why is the Company proposing the Extension Amendment and Trust Amendment Proposals (Proposals 1 and2)?

The Company’s charter and the Trust Agreement, as amended to date, provide for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before October 31, 2023. While the Company entered into the Business Combination Agreement on June 28, 2022, our Board currently believes that there may not be sufficient time before October 31, 2023 to complete the Business Combination. The purpose of the Extensions is to provide the Company with sufficient time to complete the Business Combination, which our Board believes is in the best interests of our stockholders.

Why should I vote for the Proposals?

Our Board believes stockholders will benefit from the Company consummating the Business Combination and is proposing the charter amendments to extend the date by which the Company must complete the Business Combination until the Extended Date and to facilitate its completion.

Our Board recommends that you vote in favor of each of the Proposal but expresses no opinion as to whether you should redeem your public shares.

How do the Company insiders intend to vote their shares?

All of the Company’s directors and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of all proposals. As of the date of this proxy statement, the Company’s sponsor, directors and officers own 2,626,500 shares representing ___% of the outstanding shares of the Company’s common stock entitled to vote at the special meeting.

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Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that all proposals are in the best interests of the Company and its stockholders. The Board unanimously recommends that stockholders vote “FOR” each of Proposals 1-3.

What vote is required to adopt each of the Proposals?

Approval of each of Proposals 1-2 will require the affirmative vote of holders of 65% of the Company’s outstanding common stock, including those shares held as a constituent part of our units, on the record date. Abstentions will have the effect of a vote “AGAINST” this proposal.

Approval of the Adjournment Proposal will require the affirmative vote of majority of the votes cast by the holders of the Company’s common stock present virtually or represented by proxy at the special meeting and entitled to vote on the matter at the annual meeting. Accordingly, abstentions will have the effect of a vote “AGAINST” this proposal.

Will you seek any further extensions to liquidate the trust account?

Other than the Extensions until the Extended Date as described in this proxy statement, the Company does not anticipate seeking any further extension to consummate a Business Combination.

What happens if the Proposals are not approved?

If either of Proposals 1 and 2 is not approved by October 31, 2023, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest not previously released to the Corporation to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If Proposals 1-2 are approved, what happens next?

If Proposals 1-2 are approved, the Company will continue to attempt to consummate the Business Combination until the Extended Date. The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (“Exchange Act”) and its units, common stock and public warrants will remain publicly traded until the Extended Date.

Upon approval of the Proposals, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will also execute an amendment to Trust Agreement in the form of Annex B hereto.

If the Proposals are approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of the Company’s common stock held by our initial stockholders through the Private Shares.

Would I still be able to exercise my redemption rights in connection with a vote on the Business Combination?

If both of Proposals 1-2 are approved, unless you elect to redeem your shares, you will be able to vote on the Business Combination when it is submitted to stockholders. If you disagree with the Business Combination, you will retain your right to vote against it and/or redeem your public shares upon consummation of the Business Combination in connection with the stockholder vote to approve such Business Combination.

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What happens if I sell my common stock or units before the special meeting?

The October ___, 2023 record date is earlier than the date of the special meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the record date, but before the special meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the special meeting. If you transfer your common stock prior to the record date, you will have no right to vote those shares at the special meeting.

How do I attend the special meeting, and will I be able to ask questions?

The special meeting will be conducted virtually over the Internet. As a stockholder you will need your Control Number to join the meeting. You can obtain your Control Number from the Notice of the special meeting or the proxy card you received from Continental Stock Transfer & Trust Company, the Company’s transfer agent. If you hold your position through a bank or broker and would like to join the meeting you will need to contact Continental Stock Transfer at 917-262-2373, or www.proxy@continentalstock.com to obtain a control number. Any stockholder may attend, listen and vote during the virtual meeting. You will also be able to ask questions during that part of the meeting by clicking on the chat box and enter a question.

How do I vote?

If you are a holder of record of Company common stock, including those shares held as a constituent part of our units, you may vote virtually at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote virtually if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the special meeting or by voting virtually at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 12115 Visionary Way, Fishers, Indiana 46038, Attn: Chief Executive Officer.

How are votes counted?

Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for the proposals.

If my shares are held in “street name,” will my broker automatically vote them for me?

Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. All proposals are non-routine or “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to the proposals, which are non-routine or “non-discretionary” proposals.

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What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date, including those shares held as a constituent part of our units, are represented virtually or by proxy at the special meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the special meeting. Abstentions (but not broker non-votes) will be counted towards the quorum requirement. If there is no quorum, the presiding officer of the special meeting may adjourn the special meeting to another date.

Who can vote at the special meeting?

Only holders of record of the Company’s common stock, including those shares held as a constituent part of our units, at the close of business on October ___, 2023, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On this record date, __________ shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting virtually, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s directors and executive officers have in the approval of the proposals?

The Company’s directors and executive officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by them or their affiliates of Private Shares and warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements and ownership interests in the target of our Business Combination. See the section entitled “The Extension Amendment - Interests of the Company’s Directors and Officers.”

Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with the Extensions under the DGCL.

What happens to the Company’s warrants if the Proposals are not approved?

If the Proposals are not approved by October 31, 2023, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest not previously released to the Corporation to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

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What happens to the Company warrants if the Proposals are approved?

If the Proposals are approved, the Company will continue its efforts to consummate the Business Combination until the Extended Date. The warrants will remain outstanding in accordance with their terms.

How do I redeem my shares of Company common stock?

If the Proposals are implemented, each public stockholder may seek to redeem all or a portion of his public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve the Business Combination, or if the Company has not consummated a Business Combination by the Extended Date.

To demand redemption, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. EST on October 27, 2023. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and Election.

If I am a public unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding public units must separate the underlying public shares and Public Warrants (as defined below) prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares and Public Warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my shares of Company common stock?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has also retained Alliance Advisors, LLC, a proxy solicitation firm, for assistance in connection with the solicitation of proxies for the special meeting. Any customary fees of Alliance Advisors, LLC will be paid by the Company. The Company estimates that its proxy solicitor fees will be approximately $_______ plus reasonable out of pocket expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

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Where do I find the voting results of the special meeting?

We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the special meeting.

Is the Company or its Sponsor a “foreign person” under the regulations relating to CFIUS?

We do not believe that either we or our sponsor constitute a “foreign person” under CFIUS rules and regulations. However, if CFIUS considers us to be a “foreign person” and believes that the business of an initial business combination target may affect national security, we could be subject to foreign ownership restrictions and/or CFIUS review. If a potential business combination falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate an initial business combination. In addition, if a potential initial business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with an initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination.

Although we do not believe we or the sponsor are a “foreign person”, CFIUS may take a different view and decide to block or delay a potential initial business combination, impose conditions to mitigate national security concerns with respect to a potential initial business combination, order us to divest all or a portion of a U.S. business of the potential combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any potential foreign ownership by the sponsor. As a result, the pool of potential targets with which we could complete an initial business combination may be limited due to such regulatory restrictions. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete an initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.10 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a potential initial business combination and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

American Acquisition Opportunity Inc.

12115 Visionary Way

Fishers, Indiana 46038

Attn: Chief Executive Officer

Telephone: (317) 855-9926

You may also contact the proxy solicitor at the address or telephone number listed below:

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, New Jersey 07003

Shareholders Call Toll Free: 844-670-2144

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You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2021, our Quarterly Reports on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension Amendment will enable us to complete the Business Combination.

Approving the Extension Amendment involves a number of risks. Even if the Extension Amendment is approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date. Our ability to consummate the Business Combination is dependent on a variety of factors, many of which are beyond our control. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment and we will be required to offer stockholders redemption rights again in connection with the stockholder vote to approve the Business Combination. Even if the Extension Amendment and the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment and the Business Combination vote could exacerbate these risks.

The Company may be subject to the excise tax included in the Inflation Reduction Act of 2022 in connection with redemptions of our common stock after December 31, 2022.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IR Act”), which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities are trading on Nasdaq, we will be a “covered corporation” within the meaning of the IR Act. While not free from doubt, absent any further guidance from the U.S. Department of the Treasury (the “Treasury”), who has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax, the Excise Tax may apply to any redemptions of our common stock after December 31, 2022, including redemptions in connection with an initial business combination, extension vote or otherwise, unless an exemption is available. The Excise Tax would be payable by the Company and not by the redeeming holders. Generally, issuances of securities by us in connection with our initial business combination transaction (including any PIPE transaction at the time of our initial business combination), as well as any other issuances of securities not in connection with our initial business combination, would be expected to reduce the amount of the Excise Tax in connection with redemptions occurring in the same calendar year.

Whether and to what extent the Company would be subject to the Excise Tax in connection with a business combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the business combination, extension vote or otherwise, (ii) the structure of a business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a business combination (or otherwise issued not in connection with a business combination but issued within the same taxable year of a business combination) and (iv) the content of regulations and other guidance from the Treasury. Consequently, the Excise Tax may make a transaction with us less appealing to potential business combination targets. Finally, based on recently issued interim guidance from the Internal Revenue Service and Treasury in Notice 2023-2, subject to certain exceptions, the Excise Tax should not apply in the event of our liquidation.

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Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to complete the Business Combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of an initial Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial Business Combination, including the SPAC Proposed Rules (as defined below) described below.

The SEC has recently issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a Business Combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete a Business Combination and may constrain the circumstances under which we could complete a Business Combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued the SPAC Rule Proposals relating, among other items, to disclosures in business combination transactions between SPACs such as us and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Proposed Rules have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a Business Combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs of negotiating and completing a Business Combination and the time required to consummate a transaction, and may constrain the circumstances under which we could complete a Business Combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company.

As described further above, the SPAC Proposed Rules relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Proposed Rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Proposed Rules would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a Business Combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The Company would then be required to complete its initial Business Combination no later than the 24-month anniversary of the closing of the IPO which,in the case of the Company, has already passed.

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If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we have instructed the trustee to hold the funds in the Trust Account in cash in an interest-bearing demand deposit account until the earlier of the consummation of our initial Business Combination or our liquidation.

The funds in the Trust Account were upon our initial public offering, held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we intend to, prior to the 24-month anniversary of the closing we instructed Continental (as defined below), the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination and liquidation of the Company. Interest on such deposit account is currently approximately 2.5 – 3.0% per annum, but such deposit account carries a variable rate and the Company cannot assure you that such rate will not decrease or increase significantly. Following such liquidation, we would likely receive minimal interest on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result, the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company may be less than if the Trust Account had remained invested in U.S. government securities.

We have received a notification from the Nasdaq Capital Market that we will be delisted unless we can successfully appeal the determination.

On October 5, 2023, we received a letter (the “Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that because it had failed to regain compliance with the market value of listed securities continuing listing standard, the Company’s securities would be delisted effective as of the opening of the market on October 16, 2023. The Notice provides that the Company may appeal the Staff’s determination by requesting a hearing. The Company intends to do so and the delisting will be stayed until after such a hearing is conducted. There can be no assurance that the Company would be successful in appealing the determination.

In connection with the Business Combination, the Company has filed an application for listing of the securities of the Combined Company.  If that application is approved and the Business Combination is consummated, the Notice would have no effect.

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THE COMPANY

We are a blank check company organized on January 20, 2021 under the laws of the State of Delaware. The Company was formed for the purpose consummating a Business Combination.

On March 22, 2021, we consummated our IPO of 10,000,000 units at a price of $10.00 per unit (the “Units”), generating gross proceeds of $100,000,000. Each Unit consists of one Class A common stock and one-half of one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one share of common stock at an exercise price of $11.50.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 3,800,000 warrants (the “Private Warrants”). On March 30, 2021, the underwriters partially exercised their over-allotment option, and the closing and sale of an additional 506,002 Units (the “Over-Allotment Units”) occurred on April 1, 2021. The issuance by the Company of the Over-Allotments Units at a price of $10.00 per Unit resulted in total gross proceeds of $5,060,020. On April 1, 2021, simultaneously with the sale and issuance of the Over-Allotment Units, the Company consummated the sale of an additional 101,621 Private Warrants (the “Over-Allotment Private Placement Warrants” and, together with the Private Warrants, the “ Private Placements”, generating gross proceeds of $101,621. The Over-Allotment Private Placement Warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transaction did not involve a public offering.

The Company initially had 12 months or until March 22, 2022 to complete an initial business combination. On March 21, 2022, stockholders of the Company approved an amendment to the charter to extend that deadline to September 22, 2022. On September 22, 2022, stockholders of the Company approved an additional amendment to the charter to extend the deadline to March 22, 2023. On March 21, 2023, stockholders approved a further extension to September 22, 2023 and on September 18, 2023, stockholders approved a further extension to October 31, 023. In connection with these extensions, ________ shares redeemed their shares. As of October ___, 2023, there were __________ public shares outstanding and 2,726,500 private shares.

As of __________, 2023, we had approximately $___________ (including interest but less the funds used to pay taxes) in the trust account.

The mailing address of our principal executive office is 12115 Visionary Way, Fishers, Indiana 46038, and its telephone number is (317) 855-9926.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special meeting

A special meeting will be held at 10:00 a.m., Eastern Time, on October 31, 2023. The special meeting will be held virtually, at https://www.cstproxy.com/amao/__________.

Stockholders that wish to listen to the special meeting via teleconference, but will not be able to participate in the special meeting or vote, may use the following teleconference dial-in numbers:

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: ______________________#

Stockholders are being asked to vote on the following proposals:

1.	Proposal No. 1 - The Extension Amendment Proposal.

2.	Proposal No. 2 - The Trust Amendment Proposal.

3.	Proposal No. 6 – The Adjournment Proposal

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned our common stock, including as a constituent part of a unit, at the close of business on October ___, 2023, the record date for the special meeting. You will have one vote per proposal for each share of common stock you owned at that time. Our warrants do not carry voting rights.

At the close of business on the record date, there were __________ outstanding shares of Company common stock entitled to vote, of which 2,726,500 were Private Shares.

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Votes Required

Approval of each of Proposals 1-2 will require the affirmative vote of holders of 65% of the Company’s common stock outstanding on the record date. If you do not vote (i.e., you “abstain” from voting on the proposal), your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

Approval of the Adjournment Proposal will require the affirmative vote of majority of the votes cast by the holders of the Company’s common stock present virtually or represented by proxy at the special meeting and entitled to vote on the matter at the annual meeting. Accordingly, abstentions will have the effect of a vote “AGAINST” this proposal.

Voting

You can vote your shares at the special meeting by proxy or virtually.

If you wish to vote by proxy, you must (i) complete the enclosed proxy card and mail it in the envelope provided, or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. Alternatively, you can vote your shares virtually by attending the special meeting. You will be given a ballot at the special meeting.

If your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the special meeting unless you obtain a legal proxy from the record holder of your shares. Stockholders who hold their shares in “street name,” must obtain a legal proxy from the record holder to vote their shares at the special meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked by filing with the Company at 12115 Visionary Way, Fishers, Indiana 46038, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the special meeting and voting virtually.

Simply attending the special meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of common stock, their proxy holders and guests the Company may invite may attend the special meeting. If you wish to attend the special meeting virtually but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

The Company will pay for the entire cost of soliciting proxies. The Company has agreed to pay the proxy solicitor a fee of approximately $_________ plus reasonable out of pocket expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

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You may contact the proxy solicitor at the address or telephone number listed below:

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, New Jersey 07003

Shareholders Call Toll Free: 844-670-2144

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of October ___, 2023, with respect to the beneficial ownership of our common stock held by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;
•	each of our executive officers and directors that beneficially owns shares of common stock; and
•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the Public Warrants included in our units or the Private Warrants as these warrants are not convertible or exercisable within 60 days of October ___, 2023.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned		Approximate Percentage of Outstanding Common Stock
American Opportunity Ventures LLC(2)	2,611,500	(3)		%
American Resources Corporation(2)	2,611,500	(3)		%
Mark C. Jensen	--			%
Kirk P. Taylor	--			%
Thomas M. Sauve	--			%
Daniel J. Hasler	5,000			%
Edward Smid	5,000			%
Gary T. Ehlebracht	5,000			%
All executive officers and directors as a group (6 individuals)	2,626,500			%

*	Less than 1%
(1)	Unless otherwise indicated, the address of each of the persons listed below is c/o American Acquisition Opportunity Inc., 12115 Visionary Way, Suite 174, Fishers, Indiana.
(2)

American Opportunity Ventures LLC, our sponsor, is the record holder of the securities reported herein. American Resources Corporation, a publicly traded company, is the manager of our sponsor. By virtue of this relationship, American Resources Corporation may be deemed to share beneficial ownership of the securities held of record by our sponsor. American Resources Corporation disclaims any such beneficial ownership except to the extent of its pecuniary interest.

(3)

Interests shown consist solely of founder shares, classified as shares of Class B common stock. Founder shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment.

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PROPOSAL NO. 1 - THE EXTENSION AMENDMENT PROPOSAL

The Extension Amendment

The Company is proposing to amend its charter to extend the date by which the Company must consummate a Business Combination to the Extended Date. The approval of the Extension Amendment Proposal is essential to the overall implementation of the board of directors’ plan to allow the Company more time to complete the Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extensions. A copy of the proposed amendment to the charter of the Company to effectuate the Extension is attached to this proxy statement as Annex A.

All holders of the Company’s public shares, whether they vote for or against the Extension Amendment Proposal or do not vote at all, will be permitted to redeem all or a portion of their public shares into their pro rata portion of the trust account, provided that the Extensions are implemented. Holders of public shares do not need to be a holder of record on the record date in order to exercise redemption rights.

Reasons for the Proposal

The Company’s IPO prospectus and charter originally provides that the Company had until March 22, 2022 (12 months after the consummation of the IPO) to complete a Business Combination. In March 2022, stockholders approved an extension of this deadline to September 22, 2022 and on September 22, 2022, stockholders approved an additional extension of this deadline to March 22, 2023. On March 21, 2023, stockholders approved a further extension of the deadline to September 22, 2023 and on September 18, 2023, stockholders approved a further extension to October 31, 2023. On June 28, 2022, the Company entered into an agreement for the Business Combination. The Company believes there may not be sufficient time before October 31, 2023 to allow the Company to consummate the Business Combination. Accordingly, the Company has determined to seek stockholder approval to extend the time for closing a Business Combination beyond October 31, 2023 to the Extended Date.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment is not approved by October 31, 2023, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest not previously released to the Corporation to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The initial stockholders have waived their rights to liquidating distributions from the trust account with respect to their Private Shares. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless if the Company winds up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account.

If the Extension Amendment is not approved, the trust account will be liquidated as described above.

If the Extension Amendment is Approved

The Company has cross-conditioned each of Proposals 1-2 on the remainder meaning all must be approved for any to be implemented. If each of Proposals 1-2 are approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it must complete a Business Combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, common stock, and public warrants will remain publicly traded. The Company will then continue to work to consummate the Business Combination by the Extended Date.

You are not being asked to vote on any Business Combination at this time. If the Extensions are implemented and you do not elect to redeem your public shares in connection with the Extensions, you will retain the right to vote on a future Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash from the trust account in the event such future Business Combination is approved and completed or the Company has not consummated a Business Combination by the Extended Date.

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If each of the Proposals is approved, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment proposal is approved, and the amount remaining in the trust account may be only a fraction of the amount that was in the trust account as of __________, 2023. However, the Company will not proceed with the Extensions if the other Proposals are not approved. In such instance, the Company will proceed to liquidation and stockholders would receive their pro rata share upon liquidation.

Redemption Rights

If the Proposals are approved, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. If the Proposals are approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed the a Business Combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EST ON OCTOBER 27, 2023. YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION AMENDMENT AND ELECTION.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. Based on the amount in the trust account as of __________, 2023, this would amount to approximately $_____ per share. The closing price of the common stock on __________, 2023 was $_______.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to the vote on the Extension Amendment. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding common stock is required to approve the Extension Amendment. If each of Proposals 1-2 is not approved, the Extension Amendment will not be implemented. Each of Proposals 1-2 is cross-conditioned on the approval of each other. Abstentions will have the effect of a vote “AGAINST” this proposal.

All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal.

Our Board recommends that you vote “FOR” the Extension Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

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PROPOSAL NO. 2 - THE TRUST AMENDMENT PROPOSAL

The Trust Amendment

In connection with the IPO, approximately $106,000,000 was placed in the trust account governed by the Trust Agreement upon completion of the IPO. The Trust Agreement initially provided that if a Business Combination has not been consummated, upon the date which is 12 months after the closing of the IPO, or March 22, 2022, the trust account was to be liquidated and its proceeds are to be distributed to the Company’s public stockholders of record as of such date, including interest earned on the funds held in the trust account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses). The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of at least 65% of the then outstanding shares of Common Stock, voting together as a single class. On March 21, 2022 stockholders of the Company approve an amendment to the Trust Agreement extending this date to September 22, 2022 and on September 22, 2022, stockholders approved a further extension to March 22, 2023. On March 21, 2023, stockholders approved an additional amendment to extend the deadline to September 22, 2023 and on September 18, 2023, stockholders approved the most recent amendment to extend the deadline to October 31, 2023.

The Company’s board of directors has determined that there is not sufficient time before October 31, 2023 to hold a special meeting to obtain stockholder approval of and consummate a Business Combination. Accordingly, the Company’s board of directors believes that in order to successfully complete the Business Combination, it is appropriate to obtain the Extensions.

The Company is proposing to amend the Trust Agreement to extend the liquidation date from October 31, 2023 to the Extended Date.

The purpose of the Trust Amendment is to amend the Trust Agreement to extend the liquidation of the trust account to match the Extended Date if the Extension Amendment is approved. The Trust Amendment is necessary in conjunction with the Extension Amendment because, otherwise the Trust Agreement would terminate and the result would be the same as if the Extension Amendment was not approved.

Approval of the Trust Amendment Proposal is a condition to the approval of all other Proposals.

A copy of the proposed amendment to the Trust Agreement charter is attached to this proxy statement as Annex B.

Required Vote

Approval of the Trust Amendment Proposal will require the affirmative vote of holders of 65% of the Company’s outstanding common stock, including those shares held as a constituent part of our units, on the record date. Each of the Extension Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Abstentions will have the effect of a vote “AGAINST” this proposal.

All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Trust Amendment Proposal.

Recommendation

Our Board has determined that the Trust Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Trust Amendment Proposal.

Our Board recommends that you vote “FOR” the Trust Amendment Proposal.

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PROPOSAL NO. 3 - THE ADJOURNMENT PROPOSAL

If there are insufficient votes at the time of the special meeting to approve any of Proposals 1-2, the Company intends to propose to adjourn the special meeting for the purpose of soliciting additional proxies in favor of the Proposals. The Company does not intend to propose adjournment at the special meeting if there are sufficient votes to approve Proposals 1-2.

Required Vote

Approving the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of majority of the votes cast by the holders of the Company’s common stock present virtually or represented by proxy at the special meeting and entitled to vote on the matter at the annual meeting. Accordingly, abstentions will have the same effect as a vote “AGAINST” the proposal to adjourn the special meeting, while broker non-votes, if any, and shares not in attendance at the special meeting will have no effect on the outcome of any vote to adjourn the special meeting.

Recommendation

After careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Adjournment Proposal.

Our Board recommends that you vote “FOR” the Adjournment Proposal.

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INTERESTS OF THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS

When you consider the recommendation of our Board with respect to each of Proposals 1-2, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

If the Proposals are not approved by October 31, 2023, in accordance with our charter, the Private Shares and the Private Warrants held by our sponsor and executive officers and directors, which were acquired directly from the Company, will be worthless;

•	Certain of our directors and officers also have ownership interests in RMC, the target in our Business Combination and if these Proposals are not approved, the Business Combination will not occur.

•

All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after any Business Combination. If a Business Combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•

Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.10 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.10 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act; and

•

The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and Business Combinations. However, if the Company fails to obtain the Extensions, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a Business Combination is not completed.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2023 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must have been received by the Company at its offices at 12115 Visionary Way, Fishers, Indiana 46038 a reasonable time prior to the meeting.

You may propose director candidates for consideration by the Board’s Nominating, Corporate Governance and Compensation Committee. Any such recommendations should include the nominee’s name and qualifications for board of directors membership, information regarding the candidate as would be required to be included in a proxy statement filed pursuant to SEC regulations, and a written indication by the recommended candidate of her or his willingness to serve. Such proposals must be received by the Company within the time period described above for proposals under Rule 14a-8.

If the Extensions are not approved and the Company fails to complete a qualifying business combination on or before October 31, 2023, there will be no annual meeting in 2023.

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DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at American Acquisition Opportunity Inc., 12115 Visionary Way, Fishers, Indiana 46038, Attn: Chief Executive Officer.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extensions by contacting us at the following address or telephone number:

American Acquisition Opportunity Inc.

12115 Visionary Way

Fishers, Indiana 46038

Tel: (317) 855-9926

You may also contact the proxy solicitor at the address or telephone number listed below:

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, New Jersey 07003

Shareholders Call Toll Free: 844-670-2144

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ANNEX A

PROPOSED CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

AMERICAN ACQUISITION OPPORTUNITY INC.

October __,  2023

The undersigned, being a duly authorized officer of American Acquisition Opportunity Inc., a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.  The name of the Corporation is “American Acquisition Opportunity, Inc.”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 20, 2021. An amended and restated certificate of incorporation was filed with the Secretary of State of the State of Delaware on March 17, 2021 which was subsequently amended by means of Certificates of Amendment dated March 21, 2022, September 22, 2022, March 21, 2023 and October 18, 2023 (the “Amended and Restated Certificate”).

2. This Amendment to the Amended and Restated Certificate (this “Amendment”) amends the Amended and Restated Certificate.

3. This Amendment was duly adopted by the affirmative vote of the holders of at least 65% of the common stock of the Corporation entitled to vote at a meeting of stockholders in accordance with the Amended and Restated Certificate and Section 242 of the General Corporation Law of the State of Delaware.

4. This Amendment shall become effective on the date of filing with the Secretary of State of the State of Delaware.

5. The text of Section 9.1(b) of Article IX of the Amended and Restated Certificate is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 5, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by December 31, 2023 (the “Deadline Date”) and (iii) the redemption of shares in connection with a vote seeking to (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or amendments to this Amended and Restated Certificate prior thereto or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

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IN WITNESS WHEREOF, American Acquisition Opportunity Inc. has caused this Amendment to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

AMERICAN ACQUISITION OPPORTUNITY INC.

By:
Name:	Mark C. Jensen
Title:	Chief Executive Officer

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ANNEX B

PROPOSED TRUST AMENDMENT

September __, 2023

THIS AMENDMENT NO. 3TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of September __, 2023, by and between American Acquisition Opportunity Inc., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Investment Management Trust Agreement, dated March 17, 2021, by and between the parties hereto (the “Trust Agreement”).

WHEREAS, approximately $106,000,000 was initially placed in the Trust Account from the Offering and sale of Private Placement Warrants;

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account after (x) receipt of, and only in accordance with, a Termination Letter; or (y) upon the date which is the later of (i) 12 months after the closing of the Offering and (ii) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation, if a Termination Letter has not been received by the Trustee prior to such date;

WHEREAS, Section 6(d) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may only be changed, amended or modified with the Consent of the Stockholders;

WHEREAS, the Company obtained the Consent of the Stockholders to approve this Amendment; and

WHEREAS, each of the Company and Trustee desire to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendment to Trust Agreement. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

(i)  Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“ Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes, only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (i) December 31, 2023 and (ii) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date. It is acknowledged and agreed that there should be no reduction in the principal amount per share initially deposited in the Trust Account;

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2. Miscellaneous Provisions.

2.1. Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2. Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4. Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5. Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6. Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature Page to Follow]

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IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first set forth above.

AMERICAN ACQUISITION OPPORTUNITY INC.

By:
Name:	Mark C. Jensen
Title:	Chief Executive Officer

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AS TRUSTEE

By:
Name:	Francis Wolf
Title:	Vice President

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.
Vote by Internet - QUICK ☐☐☐ EASY

IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail

AMERICAN ACQUISITION OPPORTUNITY INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on October 30, 2023.

INTERNET -
www.cstproxyvote.com

Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting -

If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend: https://www.cstproxy.com/amao/__________

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.	MAIL - Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

☐ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ☐

PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 -3.	Please mark your votes like this	☒

1.	To amend our Amended and Restated Certificate of Incorporation to extend the date by which the Company must consummate a Business Combination from October 31, 2023 to December 31, 2023	FOR ☐	AGAINST ☐	ABSTAIN ☐	3.	To approve one or more adjournments of the meeting, if necessary, to solicit additional proxies.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To amend the Trust Agreement to extend the liquidation date from October 31, 2023 to December 31, 2023.	FOR ☐	AGAINST ☐	ABSTAIN ☐	6.

CONTROL NUMBER

Signature	Signature, if held jointly	Date	, 2023

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

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Important Notice Regarding the Internet Availability of Proxy

Materials for the Special Meeting of Stockholders

To view the Proxy Statement for the October 31, 2023 Special Meeting

and to Attend the Special Meeting, please go to:

https://www.cstproxy.com/amao/__________.

☐ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ☐

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

AMERICAN ACQUISITION OPPORTUNITY INC.

The undersigned appoints Mark C. Jensen, Chief Executive Officer, as proxy, with the power to appoint his substitute, and authorizes him to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of American Acquisition Opportunity Inc. held of record by the undersigned at the close of business on October ___, 2023 at the Special Meeting of Stockholders of American Acquisition Opportunity Inc. to be held on October 31, 2023, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1 -3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)

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